OPPENHEIMER EQUITY INCOME FUND
                      Supplement dated April 1, 1999 to the
                       Prospectus dated December 22, 1998

Effective April 1, 1999, the Prospectus is changed as follows:

1.    The name of the Fund is changed to "Oppenheimer Capital Income Fund."

2. A new first sentence is added to the first paragraph of the section entitled "What Does the Fund Invest In?" on page 3 as follows:

      Under normal market conditions, the Fund invests 65% of its total assets in equity and fixed-income securities that are expected to generate income.

3. The first sentence of the first paragraph of the section entitled "Equity Investments" on page 9 is deleted, and the second sentence of that paragraph is revised to read as follows:

      The Fund invests in equity securities including common and preferred stocks and securities convertible into common stocks.

4. The second sentence of the first paragraph of the section entitled "Debt Securities" on page 10 is deleted.

















April 1, 1999                                                 PS0300.014

                         OPPENHEIMER EQUITY INCOME FUND
                      Supplement dated April 1, 1999 to the
         Statement of Additional Information dated December 22, 1998

Effective April 1, 1999, the Statement of Additional Information is changed as follows:

3.    The name of the Fund is changed to "Oppenheimer Capital Income Fund."

4. The second sentence of the first paragraph of the section entitled "Investments in Bonds and Other Debt Securities" on page 4 is deleted.

5. The first sentence of the first paragraph of the section entitled "Special Risks of Lower-Grade Securities" on page 5 is deleted.







































April 1, 1999                                                       PX0300.008